TAXES ON INCOME:	6 Months Ended
Jun. 30, 2022
TAXES ON INCOME:
TAXES ON INCOME:

NOTE 10 — TAXES ON INCOME:

The Company’s quarterly tax provision, and estimates of its annual effective tax rate, is subject to variation due to several factors, including variability in pre-tax income, the mix of jurisdictions to which such income relates and tax law developments, as well as non-deductible expenses, such as share-based compensation.

For the six months ended June 30, 2022 and 2021, the Company’s effective tax rate differs from the Israeli statutory rate of 23% due to non-deductible expenses mainly related to share-based compensation and tax benefits arising from reduced tax rates under benefit programs, and for the six months ended June 30, 2022, is primarily due to discrete tax adjustments and tax benefits related to share-based compensation.

The Company and its Israeli subsidiaries are subject to Preferred Technological Enterprise status and, accordingly, eligible for a reduced tax rate of 12%.